UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 550
San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

(408) 944-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	QMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Term Loan Credit Agreement

On July 11, 2024, Quantum Corporation (the “Company”) entered into an amendment (the “Term Loan Amendment”) to the Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as the same has been and may further be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Term Loan Credit Agreement”), among the Company, Quantum LTO Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Quantum LTO”), the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and Blue Torch Finance LLC, as disbursing agent and collateral agent for such lenders.

The Term Loan Amendment, among other things, (i) amends the Term Loan Credit Agreement such that the total net leverage ratio financial covenant is not tested for the fiscal quarter ended June 30, 2024 until July 31, 2024, and (ii) provides for the Company to pay certain fees and expenses to the administrative agent for the benefit of the lenders.

The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Revolving Credit Agreement

On July 11, 2024, the Company entered into an amendment (the “Revolver Amendment”) to the Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018 (as the same has been and may further be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Revolving Credit Agreement”), among the Company, Quantum LTO, the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and PNC Bank, National Association, as administrative agent and collateral agent for such lenders.

The Revolver Amendment, among other things, (i) extends the date by which the Company is required to enter into a subsequent amendment to the Revolving Credit Agreement until July 31, 2024 and (ii) provides for the Company to pay certain fees and expenses to the administrative agent for the benefit of the lenders.

The foregoing description of the Revolver Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolver Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrants to Purchase Stock

In connection with the Term Loan Amendment, on July 11, 2024, the Company issued to the lenders of the term loan under the Term Loan Credit Agreement warrants (the “2024 Term Loan Warrants”) to purchase an aggregate of 1,000,000 shares of the Company’s common stock, at an agreed purchase price (the “Common Stock”). The exercise price and the number of shares underlying the 2024 Term Loan Warrants are subject to adjustment in the event of specified events, including dilutive issuances at a price lower than the exercise price of the 2024 Term Loan Warrants, a subdivision or combination of the Common Stock, a reclassification of the Common Stock or specified dividend payments. Upon exercise, the aggregate exercise price may be paid, at each warrant holder’s election, in cash or on a net issuance basis, based upon the fair market value of the Common Stock at the time of exercise.

The issuance of the 2024 Term Loan Warrants and any shares of Common Stock issuable thereunder are exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D under the Securities Act. The 2024 Term Loan Warrants and any shares of Common Stock issuable thereunder, were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing description of the 2024 Term Loan Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Term Loan Warrants, copies of which are filed as Exhibits 4.1, 4.2, 4.3. 4.4, 4.5 and 4.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Warrant to Purchase Common Stock dated July 11, 2024, Warrant No. 2024-12, issued to OC III LVS XL LP

4.2	Warrant to Purchase Common Stock dated July 11, 2024, Warrant No. 2024-7, issued to Blue Torch Credit Opportunities KRS Fund LP

4.3	Warrant to Purchase Common Stock dated July 11, 2024, Warrant No. 2024-8, issued to Blue Torch Offshore Credit Opportunities Master Fund II LP

4.4	Warrant to Purchase Common Stock dated July 11, 2024, Warrant No. 2024-9, issued to Blue Torch Credit Opportunities SBAF Fund LP

4.5	Warrant to Purchase Common Stock dated July 11, 2024, Warrant No. 2024-10, issued to BTC Holdings SC Fund LLC

4.6	Warrant to Purchase Common Stock dated July 11, 2024, Warrant No. 2024-11, issued to Blue Torch Credit Opportunities Fund II LP

10.1	Ninth Amendment dated July 11, 2024 to Term Loan Credit and Security Agreement dated August 5, 2021 by and among the Company, Quantum LTO Holdings, LLC, the borrowers and guarantors party thereto, the lenders party thereto, and Blue Torch Finance LLC

10.2	Fifteenth Amendment dated July 11, 2024 to Amended and Restated Revolving Credit and Security Agreement dated December 27, 2018 by and among the Company, Quantum LTO Holdings, LLC, Square Box Systems Limited, the borrowers and guarantors party thereto, the lenders party thereto, and PNC Bank, National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2024	QUANTUM CORPORATION

	By:	/s/ Brian E. Cabrera
	Name:	Brian E. Cabrera
	Title:	Senior Vice President, Chief Administrative Officer, Chief Legal and Compliance Officer, and Corporate Secretary